                                                                 Exhibit 99.01

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------
           SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS
           -----------------------------------------------

            For Month Ending   April 30, 2001
                             -----------------

BEGINNING BALANCE IN ALL ACCOUNTS                                         $ 4,452,233
                                                                     -------------------
RECEIPTS:
            1. Receipts from operations                                   $    76,986
                                                                     -------------------
            2. Other Receipts (2)                                         $     4,422
                                                                     -------------------
            3. Miscellaneous Receipts                                     $    28,105
                                                                     -------------------
            4. Sale Of Assets                                             $ 1,000,000
                                                                     -------------------
            5. Return Of AA Escrow                                        $   100,717
                                                                     -------------------
            6. Return Of Crown Escrow                                     $   500,000
                                                                     -------------------
DISBURSEMENTS:
            3. Net payroll:
               a. Officers                                                $    20,767
                                                                     -------------------
               b. Others                                                  $    24,227
                                                                     -------------------
            4. Taxes
               a. Federal Income Taxes                                    $    13,482
                                                                     -------------------
               b. FICA withholdings                                       $     5,555
                                                                     -------------------
               c. Employee's withholdings (1)                             $     6,228
                                                                     -------------------
               d. Employer's FICA                                         $     5,555
                                                                     -------------------
               e. Federal Unemployment Taxes                              $         -
                                                                     -------------------
               f. State Income Tax                                        $     2,006
                                                                     -------------------
               g. State Employee withholdings                             $         -
                                                                     -------------------
               h. All other taxes                                         $       256
                                                                     -------------------

            5. Necessary expenses:
               a. Rent or mortgage payments (s)                           $     1,000
                                                                     -------------------
               b. Utilities                                               $   334,697
                                                                     -------------------
               c. Insurance & Benefits                                    $   102,900
                                                                     -------------------
               d. Merchandise bought for                                  $         -
                    manufacture or sale                              -------------------

               e. Other necessary expenses
                    Foothill Secured Loan                                 $         -
                                                                     -------------------
                    Asset Sale Related Expenses                           $         -
                                                                     -------------------
                    Union Closure Agreement                               $       190
                                                                     -------------------
                    Professional/Trustee Fees                             $   107,929
                                                                     -------------------
                    All Other Disbursements                               $    16,182
                                                                     -------------------
TOTAL DISBURSEMENTS                                                       $   640,974
                                                                     -------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $ 1,069,257
                                                                                                          -------------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                 $ 5,932,233
                                                                                                          -------------------
            OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                 $   (19,285)
                                                                                                          -------------------
            PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                 $  (358,819)
                                                                                                          -------------------
            ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
            PAYROLL ACCOUNT: 5800026501                                                                    $     7,115
                                                                                                          -------------------
ENDING BALANCE IN ALL ACCOUNTS                                           $ 5,561,244
                                                                     -------------------

(1) Includes wage garnishments
(2) Includes $524 of Enprotech cash received in our lockbox payable to Enprotech.


                                OPERATING REPORT Page 1
                                     Exhibit "B"

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                           RECEIPTS LISTING

           FOR MONTH ENDING  April 30, 2001
                            ----------------


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF APRIL 1 THROUGH APRIL 30, 2001(1)


DATE RECEIVED                                DESCRIPTION                                        AMOUNT
-------------                                -----------                                        ------
None                              General Motors                                                  $         -
None                              Chrysler Progress Payments                                                -
None                              Chrysler Holdbacks                                                        -
None                              Chrysler Repairs                                                          -
None                              Misc. Holdbacks & Acceptances                                             -
None                              Verson Std. Products                                                      -
None                              Corporate                                                                 -
None                              Receipt of Escrow                                                         -
None                              Note Receivable                                                           -
                                  Additional Receipts                                                       -
Various                                      Employee Related/COBRA Receipts-Foothill                   4,422
Various                                      Operational Receipts                                      76,986
Various                                      Sale Of HPT                                            1,000,000
Various                                      Other Receipts                                            28,105
Various                                      Return Of AA Escrow                                      100,717
Various                                      Return Of Crown Escrow                                   500,000
                                                                                              ----------------
                    TOTAL  RECEIPTS                                                               $ 1,710,230
                                                                                              ----------------

(1) Please see attached pages for the detail of receipts by Company bank account


                      OPERATING REPORT Page 2 (2 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                        RECEIPTS LISTING

         FOR MONTH ENDING   April 30, 2001
                           ----------------

Bank:          LASALLE BANK N.A.
               --------------------------------------------------------
Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               --------------------------------------------------------
Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               --------------------------------------------------------
Account No.:   5800272592
               --------------------------------------------------------


  DATE RECEIVED                                DESCRIPTION                                        AMOUNT
  -------------                                -----------                                        ------
None                              General Motors                                                  $         -
None                              Chrysler Progress Payments                                                -
None                              Chrysler Holdbacks                                                        -
None                              Chrysler Repairs                                                          -
None                              Misc. Holdbacks & Acceptances                                             -
None                              Verson Std. Products                                                      -
None                              Corporate                                                                 -
None                              Receipt of Escrow                                                         -
None                              Note Receivable                                                           -
Various                           Additional Receipts                                                       -
Various                                      Employee Related/COBRA Receipts                            4,422
Various                                      Operational Receipts                                      76,986
Various                                      Sale Of HPT                                            1,000,000
Various                                      Other Receipts                                            28,105
Various                                      Return Of AA Escrow                                      100,717
Various                                      Return Of Crown Escrow                                   500,000
                                                                                              ----------------
                    TOTAL  RECEIPTS                                                               $ 1,710,230
                                                                                              ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction


                      OPERATING REPORT Page 2 (3 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                          RECEIPTS LISTING

        FOR MONTH ENDING   April 30, 2001
                          ----------------

Bank:              LASALLE BANK N.A.
                   ------------------------------------------------------
Location:          135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                   ------------------------------------------------------
Account Name:      ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                   ------------------------------------------------------
Account No.:       5800272618
                   ------------------------------------------------------


DATE RECEIVED                               DESCRIPTION                                        AMOUNT
-------------                               -----------                                        ------
None                             General Motors                                                $           -
None                             Chrysler Progress Payments                                                -
None                             Chrysler Holdbacks                                                        -
None                             Chrysler Repairs                                                          -
None                             Misc. Holdbacks & Acceptances                                             -
None                             Verson Std. Products                                                      -
None                             Corporate                                                                 -
None                             Receipt of Escrow                                                         -
None                             Note Receivable                                                           -
                                 Additional Receipts
None                                        Employee Related/COBRA Receipts-Foothill                       -
None                                        Operational Receipts                                           -
None                                        Sale Of HPT                                                    -
None                                        Other Receipts                                                 -
None                                        Return Of AA Escrow                                            -
None                                        Return Of Crown Escrow                                         -
                                                                                             ----------------
                   TOTAL  RECEIPTS                                                               $         -
                                                                                             ----------------


                      OPERATING REPORT Page 2 (4 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                         RECEIPTS LISTING

        FOR MONTH ENDING   April 30, 2001
                         ------------------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ---------------------------------------------------------------
Account No.:    5800272600
                ---------------------------------------------------------------


DATE RECEIVED                               DESCRIPTION                                         AMOUNT
-------------                               -----------                                         ------
None                             General Motors                                                  $         -
None                             Chrysler Progress Payments                                                -
None                             Chrysler Holdbacks                                                        -
None                             Chrysler Repairs                                                          -
None                             Misc. Holdbacks & Acceptances                                             -
None                             Verson Std. Products                                                      -
None                             Corporate                                                                 -
None                             Receipt of Escrow                                                         -
None                             Note Receivable                                                           -
                                 Additional Receipts
None                                        Employee Related/COBRA Receipts-Foothill                       -
None                                        Operational Receipts                                           -
None                                        Sale Of HPT                                                    -
None                                        Other Receipts                                                 -
None                                        Return Of AA Escrow                                            -
None                                        Return Of Crown Escrow                                         -
                                                                                             ----------------
                   TOTAL  RECEIPTS                                                               $         -
                                                                                             ----------------


                      OPERATING REPORT Page 2 (5 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                         RECEIPTS LISTING

        FOR MONTH ENDING   April 30, 2001
                         ------------------

Bank:            LASALLE BANK N.A.
                 -------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 -------------------------------------------
Account Name:    VERSON CORPORATION PAYROLL ACCOUNT
                 -------------------------------------------
Account No.:     5800026501
                 -------------------------------------------


DATE RECEIVED                               DESCRIPTION                                        AMOUNT
-------------                               -----------                                        ------
None                             General Motors                                                $           -
None                             Chrysler Progress Payments                                                -
None                             Chrysler Holdbacks                                                        -
None                             Chrysler Repairs                                                          -
None                             Misc. Holdbacks & Acceptances                                             -
None                             Verson Std. Products                                                      -
None                             Corporate                                                                 -
None                             Receipt of Escrow                                                         -
None                             Note Receivable                                                           -
                                 Additional Receipts
None                                        Employee Related/COBRA Receipts-Foothill                       -
None                                        Operational Receipts                                           -
None                                        Sale Of HPT                                                    -
None                                        Other Receipts                                                 -
None                                        Return Of AA Escrow                                            -
None                                        Return Of Crown Escrow                                         -
                                                                                             ----------------
                   TOTAL  RECEIPTS                                                             $           -
                                                                                             ----------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                      OPERATING REPORT Page 2 (6 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                      DISBURSEMENT LISTING

        FOR MONTH ENDING   April 30, 2001
                         ------------------


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF APRIL 1 THROUGH APRIL 30, 2001 (1)


DATE DISBURSED       CHECK/WIRE NO.                      DESCRIPTION                             AMOUNT
--------------       --------------                      -----------                             ------
   Various               Various             Salaries, Benefits & Insurance                     $ 180,976
     None                 None               Stay Bonus                                                 -
   Various               Various             Utilities                                            334,697
   Various               Various             Rents & Leases                                         1,000
     None                 None               Remaining Man. Costs                                       -
     None                 None               Pre-Petition Vendor Payments                               -
     None                 None               Real Estate Taxes                                          -
     None                 None               Asset Sale Related Expenses                                -
     None                 None               Foothill Capital-Secured Loan                              -
   Various               Various             Union Closure Agreement                                  190
     None                 None               Parts Purchases                                            -
   Various               Various             Professional/Trustee Fees                            107,929
     None                 None               Correction Of February                                     -
     None                 None               Boeing Letter of Credit                                    -
     None                 None               Foothill Interest & Fees                                   -
   Various               Various             All Other                                             16,182

                                                                                        ------------------
                                        TOTAL DISBURSEMENTS                                     $ 640,974
                                                                                        ------------------

(1) Please see attached pages for the detail of disbursements by Company bank account


                      OPERATING REPORT Page 3 (7 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                      DISBURSEMENT LISTING

        FOR MONTH ENDING   April 30, 2000
                         ------------------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                 --------------------------------------------------------
Account No.:     5800272592
                 --------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.                      DESCRIPTION                                AMOUNT
--------------      --------------                      -----------                                ------
   Various              Various             Salaries, Benefits & Insurance                        $ 153,715
     None                None               Stay Bonus                                                    -
     None                None               Utilities                                                     -
     None                None               Rents & Leases                                                -
     None                None               Remaining Man. Costs                                          -
     None                None               Pre-Petition Vendor Payments                                  -
     None                None               Real Estate Taxes                                             -
     None                None               Asset Sale Related Expenses                                   -
     None                None               Foothill Capital-Secured Loan                                 -
     None                None               Union Closure Agreement                                       -
     None                None               Parts Purchases                                               -
   Various              Various             Professional/Trustee Fees                                50,000
     None                None               Correction Of February                                        -
     None                None               Boeing Letter of Credit                                       -
     None                None               Foothill Interest & Fees                                      -
   Various              Various             All Other                                                   579
                                                                                                 ------------------
                                          TOTAL DISBURSEMENTS                                     $ 204,294
                                                                                                 ------------------

     You must create a separate list for each bank account for which disbursements were made during the month.

                      OPERATING REPORT Page 3 (8 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                      DISBURSEMENT LISTING

        FOR MONTH ENDING   April 30, 2001
                         ------------------

Bank:           LASALLE BANK N.A.
                ------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ------------------------------------------------------
Account No.:    5800272618
                ------------------------------------------------------


DATE DISBURSED           CHECK/WIRE NO.                         DESCRIPTION                       AMOUNT
--------------           --------------                         -----------                       ------
   Various                   Various             Salaries, Benefits & Insurance                   $ 9,013
     None                     None               Stay Bonus                                             -
     None                     None               Utilities                                              -
     None                     None               Rents & Leases                                         -
     None                     None               Remaining Man. Costs                                   -
     None                     None               Pre-Petition Vendor Payments                           -
     None                     None               Real Estate Taxes                                      -
     None                     None               Asset Sale Related Expenses                            -
     None                     None               Foothill Capital-Secured Loan                          -
     None                     None               Union Closure Agreement                                -
     None                     None               Parts Purchases                                        -
     None                     None               Professional/Trustee Fees                              -
     None                     None               Correction Of February                                 -
     None                     None               Boeing Letter of Credit                                -
     None                     None               Foothill Interest & Fees                               -
     None                     None               All Other                                              -
                                                                                                 -----------
                                                TOTAL DISBURSEMENTS                               $ 9,013
                                                                                                 -----------


                      OPERATING REPORT Page 3 (9 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


     You must create a separate list for each bank account for which disbursements were made during the month.

CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                      DISBURSEMENT LISTING

        FOR MONTH ENDING   April 30, 2001
                         ------------------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------
Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                --------------------------------------------------------------
Account No.:    5800272600
                ---------------------------------------------------------------


DATE DISBURSED       CHECK/WIRE NO.                         DESCRIPTION                              AMOUNT
--------------       --------------                         -----------                              ------
   Various               Various             Salaries, Benefits & Insurance                         $ 18,248
     None                 None               Stay Bonus                                                    -
   Various               Various             Utilities                                               334,697
   Various               Various             Rents & Leases                                            1,000
     None                 None               Remaining Man. Costs                                          -
     None                 None               Pre-Petition Vendor Payments                                  -
     None                 None               Real Estate Taxes                                             -
     None                 None               Asset Sale Related Expenses                                   -
     None                 None               Foothill Capital-Secured Loan                                 -
   Various               Various             Union Closure Agreement                                     190
     None                 None               Parts Purchases                                               -
     None                 None               Professional/Trustee Fees                                57,929
     None                 None               Correction Of February                                        -
     None                 None               Boeing Letter of Credit                                       -
     None                 None               Foothill Interest & Fees                                      -
   Various               Various             All Other                                                15,603
                                                                                               ------------------
                                        TOTAL DISBURSEMENTS                                        $ 427,667
                                                                                               ------------------



                      OPERATING REPORT Page 3 (10 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


     You must create a separate list for each bank account for which disbursements were made during the month.


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

                      DISBURSEMENT LISTING

        FOR MONTH ENDING   April 30, 2001
                         ------------------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------
Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------
Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                  -------------------------------------------
Account No.:      5800026501
                  -------------------------------------------


DATE DISBURSED       CHECK/WIRE NO.                       DESCRIPTION                                  AMOUNT
--------------       --------------                       -----------                                  ------
     None                 None               Salaries, Benefits & Insurance                           $    -
     None                 None               Stay Bonus                                                    -
     None                 None               Utilities                                                     -
     None                 None               Rents & Leases                                                -
     None                 None               Remaining Man. Costs                                          -
     None                 None               Pre-Petition Vendor Payments                                  -
     None                 None               Real Estate Taxes                                             -
     None                 None               Asset Sale Related Expenses                                   -
     None                 None               Foothill Capital-Secured Loan                                 -
     None                 None               Union Closure Agreement                                       -
     None                 None               Parts Purchases                                               -
     None                 None               Professional/Trustee Fees                                     -
     None                 None               Correction Of February                                        -
     None                 None               Boeing Letter of Credit                                       -
     None                 None               Foothill Interest & Fees                                      -
     None                 None               All Other                                                     -

                                                                                                  ------------------
                                           Total Disbursements                                           $    -
                                                                                                  ------------------

     You must create a separate list for each bank account for which disbursements were made during the month.

                      OPERATING REPORT Page 3 (11 of 17)

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

        FOR MONTH ENDING   April 30, 2000
                         ------------------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

                           Beginning Inventory                        $                -
                                                                     --------------------
                           Add: purchases                             $                -
                                                                     --------------------
                           Less: goods sold                           $                -
                                                                     --------------------
                               (cost basis)

                           Ending Inventory                           $                -
                                                                      --------------------


PAYROLL INFORMATION STATEMENT

Gross payroll for this period                                         $           72,585
                                                                      --------------------

Payroll taxes due but unpaid                                          $                -
                                                                      --------------------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                                         Amount of       Number of         Amounts of
                                     Date regular         Regular        Payments           Payments
    Name of Creditor/Lessor          payment is due       Payment        Delinquent        Delinquent*
---------------------------------   ---------------     ------------    --------------   ----------------
MDFC Equipment Leasing Corp         21st each month       $ 68,620                7         $ 480,342

* Include only post petition payments


                           OPERATING REPORT Page 4

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

        FOR MONTH ENDING   April 30, 2000
                         ------------------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

                 Beginning month balance                                      $               16,381,871
                                                                           ------------------------------
                 Add:    sales on account                                     $                        -
                                                                           ------------------------------
                 Less:  collections/adjustments                               $                   80,105
                                                                           ------------------------------
                 End of month balance                                         $               16,301,766
                                                                           ------------------------------


   0-30 Days             31-60 Days            61-90 Days         Over 90 Days (1)          End of Month
-----------------      ----------------      ---------------     -------------------     -----------------
   $       -             $    17,246           $        -         $    16,284,562           $ 16,301,808
-----------------      ----------------      ---------------     -------------------     -----------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                 Beginning of month balance                                     $                    -
                                                                           ------------------------------
                 Add: credit extended                                           $              310,545
                                                                           ------------------------------
                 Less: payments of account                                      $             (310,545)
                                                                           ------------------------------
                 End of month balance                                           $                    -
                                                                           ------------------------------


   0-30 Days            31-60 Days           61-90 Days           Over 90 Days              End of Month
-----------------     ----------------     ---------------     -------------------    ------------------------
   $       -            $        -           $        -           $          -              $           -
-----------------     ----------------     ---------------     -------------------    ------------------------

    ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                     SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $11,023,647 2) Corporate $1,996 3) PPI $23,543 4) VSPD $5,743. The remaining $5,448,964 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.


                         OPERATING REPORT Page 5

               IN THE UNITED STATES BANKRUPTCY COURT
               FOR THE NORTHERN DISTRICT OF ILLINOIS
                         EASTERN DIVISION


CASE NAME: ALLIED PRODUCTS CORPORATION                 CASE NO.  00 B 28798
           ---------------------------                           ----------

        FOR MONTH ENDING   April 30, 2000
                         ------------------


                       TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

                                                                                     -----           ----
             1.         Federal Income Taxes                                Yes       X       No
                                                                                     -----           ----
             2.         FICA withholdings                                   Yes       X       No
                                                                                     -----           ----
             3.         Employee's withholdings                             Yes       X       No
                                                                                     -----           ----
             4.         Employer's FICA                                     Yes       X       No
                                                                                     -----           ----
             5.         Federal Unemployment Taxes                          Yes       X       No
                                                                                     -----           ----
             6.         State Income Tax                                    Yes       X       No
                                                                                     -----           ----
             7.         State Employee withholdings                         Yes       X       No
                                                                                     -----           ----
             8.         All other state taxes                               Yes       X       No
                                                                                     -----           ----

             If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                         OPERATING REPORT Page 6

-------------------------------------------------------------------------------------------------------------------------------
                                                          Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                                 VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------------------------------------------------------------------------------------------------------------------------
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                                     FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from       24-Mar-01 to      6-Apr-01
                                                                                     --------------   --------------
Taxes Reported on                                      Payroll Date                    6-Apr-01
form 941, Employer's                                                                 --------------
Quarterly Federal Tax                 Gross wages paid to employees                                 $                    42,100
Return                                                                                             ----------------------------
                                      Income tax withheld                                           $                     7,330
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     2,612
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                                2,612
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                  611
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                  611
                                                                                                   ----------------------------
                                                       Soc. Sec & Medicare Total                    $                     6,447
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                    13,777
                                                                                                   ----------------------------
                                      Date Deposited                                      Wired To ADP 4/6/01
                                                                                     --------------------------
-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                  FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                     --------------   --------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                     -------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
                 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
                                ------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                 Wired To ADP 4/6/01   received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


15 of 17
Payroll 4.06             Cat. #43099Z                    Form 6123 (rev. 06-97)

---------------------------------------------------------------------------------------------------------------------------------
                                                      Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                            VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
---------------------------------------------------------------------------------------------------------------------------------
                                            Do not attach this notice to your Return
---------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
---------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer                Allied Products Corp
                        ---------------------------------------------------------------------------------------------------------
                        Taxpayer Address                1355 East 93rd Street Chicago, IL 60619
---------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
---------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                                      FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                        for the payroll period from        7-Apr-01 to     20-Apr-01
                                                                                      --------------   --------------
Taxes Reported on                                       Payroll Date                    20-Apr-01
form 941, Employer's                                                                  -----------------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                  $                     30,485
                                                                                                    -----------------------------
                                      Income tax withheld                                            $                      6,152
                                                                                                    -----------------------------
                                      Social Security   Employer's Soc. Sec.                         $                      1,889
                                                                                                    -----------------------------
                                                        Employee's Soc. Sec                                                 1,889
                                                                                                    -----------------------------
                                                        Employer's Medicare                                                   442
                                                                                                    -----------------------------
                                                        Employee's Medicare                                                   442
                                                                                                    -----------------------------
                                                        SOC. SEC & MEDICARE TOTAL                    $                      4,663
                                                                                                    -----------------------------
                                      Tax Deposited                                                  $                     10,815
                                                                                                    -----------------------------
                                      Date Deposited                                       Wired To ADP 4/20/01
                                                                                      -------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                                      FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                        for the payroll period from                 to
                                                                                      --------------   --------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                  $                          -
Annual Federal                                                                                      -----------------------------
Unemployment Tax                      Tax Deposited                                                  $                          -
Return                                                                                              -----------------------------
                                      Date Deposited
                                                                                      -------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                        CERTIFICATION
                        (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
---------------------------------------------------------------------------------------------------------------------------------
                                ------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
---------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit         EFTPS acknowledgement number or Form 8109 FTD
                                 Wired To ADP 4/20/01   received by: (1)
---------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit         EFTPS acknowledgement number or Form 8109 FTD
                                                        received by:
---------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                    Name and Address of Bank
Identification Number:
---------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
---------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
---------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
---------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


16 of 17
Payroll 4.20             Cat. #43099Z                    Form 6123 (rev. 06-97)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY



I, Richard Drexler, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ----------------------------------------
                                     For the Debtor In Possession (Trustee)

                                     Print or type name and capacity of
                                     person signing this Declaration:

                                                 Richard A. Drexler
                                     ----------------------------------------

                                          Chairman, President, CEO and CFO
                                     ----------------------------------------



DATED:
      -------------------------------


                      OPERATING REPORT Page 8